The MicroCap Conference New York 1-2 Oct 2018

Investor Presentation

www.mikrossystems.com

Oct 2018

Forward Looking Statements

All statements in this presentation other than statements of historical facts are forward-looking statements which contain our current expectations about our future results. Forward-looking statements involve numerous risks and uncertainties. We have attempted to identify any forward-looking statements by using words such as "anticipates," "believes," "could," "expects," "intends," "may," "should" and other similar expressions. Although we believe that the expectations reflected in all of our forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Such statements are not guarantees of future performance or events and are subject to known and unknown risks and uncertainties that could cause the Company's actual results, events or financial positions to differ materially from those included within or implied by such forward-looking statements. Such factors include, but are not limited to, changes in business conditions, a decline or redirection of the U.S. Defense budget, significant delays or reductions in appropriations for our projects, the termination of any contracts with the U.S. Government, changes in our sales strategy and product development plans, changes in the marketplace, continued services of our executive management team, our limited marketing experience, competition between us and other companies seeking SBIR grants, competitive pricing pressures, market acceptance of our products under development, delays in the development of products, our ability to adequately integrate our software offerings into our business model, our ability to market our solutions to commercial customers, numerous other matters of national, regional or global scale, including those of a political, economic, business or competitive nature, statements of assumption underlying any of the foregoing, and other factors disclosed in our annual report on Form 10-K for the year ended December 31, 2017 and other filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. Except as required by law, we undertake no obligation to disclose any revision to these forward-looking statements.

Mikros Systems At-a-Glance

MKRS	2017 Revenue	1H 2018 Revenue	Department of Defense
OTCQB	$7M	$4.7M	Qualified Small Business

We provide advanced maintenance and monitoring solutions:

1. Mission-critical systems for defense
2. Commercial and industrial IoT solutions for complex distributed systems
3. Benefits – minimize life-cycle costs & simplify logistics

Our Solutions ►►►



ADEPT®
AN/PSM-132



ADSSS™
AN/SYM-3


MIKROS
SYSTEMS

Mikros MindR™
IoT/Cloud Gateway

Mikros Systems Key Differentiators

1. Small Business Innovation Research (SBIR) success story – over 30 awards
   - Customer funded R&D
   - Positioned for sole-source production awards
2. Record level, growing backlog funds multi-year growth for defense business – over $80M in **IDIQ** contracts in place
3. Commercial initiatives underway
   - Technology transition from defense to IoT applications
   - Defense grade cybersecurity, advanced analytics
4. Vertically integrated manufacturing capability & logistics support – higher margins
5. ISO 9001:2015 certified, Deltek CostPoint ERP
   Navy quality standards compliant

Recent Financials

Revenues

2016 = $ 5.07 M	
2017 = $ 7.2 M	40% increase
1H 2018 = $ 4.73 M	35% growth Y/Y

Net Income

2016 = $ 82K	
2017 = $ 236K	288% increase
1H 2018 = $ 237K	42% growth Y/Y

Mikros Product Portfolio

ADEPT® AN/PSM-132



PREVENTIVE MAINTENANCE SUPPORT

ADSSS™ AN/SYM-3



CONDITION BASED MAINTENANCE, REMOTE MONITORING

Prognostics Framework



PREDICTIVE ANALYTICS

Diagnostic Profiler



OPTIMIZED DIAGNOSTICS

Custom Manufacturing


8076

MIKROS MANUFACTURING & DEPOT CENTER (LARGO FL)

Comprehensive solutions to maintain and protect complex distributed systems

Customers & Strategic Partners

UNITED STATES NAVY

LOCKHEED MARTIN

NORTHROP GRUMMAN

SAAB
GRINTEK DEFENCE

Elliott-Lewis
RESPONSE YOU CAN DEPEND ON

hp
Indigo

IBM®

Raytheon

Strategies for Organic Growth

EXTEND
U.S. Navy Platform Deployments

Extend ADEPT product line to additional combat systems

Expand ADSSS to AEGIS Fleet and other ship classes



EXPAND
Adjacent U.S. Federal Markets

Advance condition-based maintenance with other U.S. federal customers

DIVERSIFY
Commercial and Industrial Markets

Engage markets characterized by complex distributed systems

Expand IoT pilot programs with Elliott-Lewis and other commercial partners



Commercial Market Expansion

Commercial Market Solution

- **Technology transition to Industrial Internet of Things (IIoT) markets**
- **Target market segments – complex distributed systems**
  - **Initial focus – building maintenance systems**
  - **Other verticals – Air Traffic Control, smart grid**


MIKROS
SYSTEMS

Strategic Progress

- **Partnerships with regional industry leaders**
  - **MoU signed with Elliott-Lewis Corporation, Phila PA**
- **Patent pending**
- **Mikros MindR trademark pending**
- **Key hires in place**
- **First pilot installations in place**



Competitive Advantages

- **Defense-grade cybersecurity – no need for customer network access**
- **Expert system based predictive analytics – complements machine learning approach**
- **Manufacturer agnostic**
- **Compatible with energy management systems**



Financial Evolution & Outlook

Generated over $83M in long-term DoD contracts and $14M of delivery orders during 2016 & 2017

Current backlog highest in company history – enables anticipated revenue trajectory through 2019

Managing growth with new infrastructure – ISO 9001:2015, ERP upgrades, cybersecurity support

Investing for profitable growth and diversification:

- Business development
- Marketing
- Engineering/R&D

Healthy balance sheet:

- No debt
- Q3'16: Recapitalized to eliminate all outstanding preferred stock

Backlog/Revenue numbers

- 2017 revenue up 40%
- 1H2018 revenue up 35%
- 1H2018 income up 42%
- record backlog at Jan 2018

Investment Highlights

- **Growing Backlog Supports Multi-Year Top-Line Expansion**
- **Healthy Balance Sheet**
- **Solid Cash Generation**
- **Commitment to Quality - ISO 9001 Certified**
- **Diversifying Revenue Streams via Commercial Markets**

Aligned for Profitable Growth • Investing for Market Expansion

Thank You

For additional information please contact:

Mark Malone President

mark.malone@mikrossystems.com

215.371.3913